PACIFIC FUNDS

SUPPLEMENT DATED APRIL 1, 2004 TO THE PACIFIC FUNDS
PROSPECTUS DATED JULY 1, 2003 AND THE PORTFOLIO
OPTIMIZATION FUNDS PROSPECTUS DATED DECEMBER 17, 2003

This supplement must be preceded or accompanied by the Pacific Funds prospectus dated July 1, 2003, as supplemented October 22, 2003, December 17, 2003, and December 22, 2003, or the Portfolio Optimization Funds prospectus dated December 17, 2003, as supplemented December 22, 2003. Remember to review these documents for other important information.

About the Funds	Effective May 1, 2004, the About the Funds section for the PF Lazard International Value Fund is amended to add the investment practice that the fund will normally concentrate its investments in a core group of 30 to 45 issuers.

Class C Waiver of Front-End Sales Charge	Effective April 1, 2004, you may be able to purchase Class C shares without the 1% front-end sales charge when purchased through a broker/ dealer that has entered into an agreement with the funds’ distributor to waive this sales charge. Call Pacific Funds customer service at (800) 722-2333 to obtain information on the broker/ dealers that offer this sales charge waiver.

Electronic Delivery	You may authorize Pacific Funds to provide your quarterly statements, prospectuses, and other documents electronically in lieu of paper copies via U.S. mail. (Electronic delivery is currently not available for transaction confirmations or tax reporting.) You will continue to receive paper copies of annual statements via U.S. mail. Authorization can be provided on the application, on an Account Maintenance form, or by telephone. (Telephone authorization may not be available for certain account types.) Authorization will affect all current and future Pacific Funds accounts registered to you, including joint accounts (joint accounts require authorization from both account owners) and accounts for which you act as custodian (e.g., Uniform Gifts to Minors Act, Education Savings Account, etc.). You must have internet access to use this service. While Pacific Funds does not charge for this service, there may be costs charged by your internet service provider.

As documents become available, we will notify you by an e-mail message that will include instructions on how to retrieve the document. Documents will be available to view and print from the Pacific Funds Internet Web site. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address, we will notify you by mail to access the Pacific Funds Web site to obtain the most recent communication. All future communication will be sent to you by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume providing you with a paper copy of all required documents. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Form No. PFSUP404

Supplement dated April 1, 2004 to the
Pacific Funds Statement of Additional Information
Dated July 1, 2003, as restated December 17, 2003

Under the ADDITIONAL INVESTMENT POLICIES OF THE FUNDS section, the following is amended effective May 1, 2004:

In the sections describing the additional investment policies for the PF AIM Blue Chip Fund and the PF AIM Aggressive Growth Fund, the last sentence, which states “The Fund may not purchase additional securities when borrowing from banks exceeds 5% of the Fund’s assets” is removed.